------                                                                   -------
Number      ----------------------------------------------------         SHARES
C-0         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
------      ----------------------------------------------------         -------


         ----------------------------------------------------------------
                           WEALTHHOUND.COM, INC.
         ----------------------------------------------------------------
                   TOTAL AUTHORIZED ISSUE 205,000,000 SHARES

200,000,000 SHARES PAR VALUE $.001 EACH    5,000,000 SHARES PAR VALUE $.01 EACH
   COMMON STOCK                                    PREFERRED STOCK

THIS IS TO CERTIFY THAT ______________________________________ IS THE OWNER OF

                                   [SPECIMEN]
________________________________________________________________________________
             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                             WEALTHHOUND.COM, INC.

TRANSFERRABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR
BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.


WITNESS, THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATE


_______________________________                       __________________________
                    SECRETARY                                        PRESIDENT


                         [REVERSE OF STOCK CERTIFICATE]


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                             UNIF GIFT MIN ACT -......... Custodian ........(Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts to Minors Act............(State)
JT TEN  - as joint tenants with right of survivorship
          and not used as tenants in common

Additional  abbreviations may also be used though not in the list.

For value received, _______________ hereby sell, assign and transfers unto

PLEASE INSERT SOCIAL SECURITY
NUMBER OR OTHER IDENTIFYING
NUMBER OFASSIGNEE
[                   ]
[                   ]

 ................................................................................
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

 ................................................................................

 ..........................................................................Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

  Dated...........................

             In the presence of                  ...............................

 ........................................

         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.